Exhibit 24.1

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Timothy Clifford
Timothy Clifford

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Eli Jones
Eli Jones

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Carol R. Kaufman
Carol R. Kaufman

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ John Lumelleau
John Lumelleau

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Ellen H. Masterson
Ellen H. Masterson

INSPERITY, INC.

Power of Attorney
WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of July, 2025.

By:	/s/ Randall Mehl
Randall Mehl

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ John Morphy
John Morphy

INSPERITY, INC.

Power of Attorney
WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Latha Ramchand
Latha Ramchand

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ Richard G. Rawson
Richard G. Rawson

INSPERITY, INC.

Power of Attorney

WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s Incentive Plan, as amended and restated effective June 16, 2017, as further amended effective December 30, 2019, as thereafter amended and restated effective May 22, 2023 and as further amended effective May 20, 2025, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, James D. Allison, and Christian P. Callens and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of July, 2025.

By:	/s/ W. Philip Wilmington
W. Philip Wilmington